Exhibit 99(a)
LETTER OF TRANSMITTAL
STRATUS TECHNOLOGIES BERMUDA LTD.
STRATUS TECHNOLOGIES, INC.
Exchange Offer for All of Our Old Units, Each Consisting of
$480 Principal Amount of the Old 12% Senior Secured Notes due 2015 of
Stratus Technologies Bermuda Ltd. and
$520 Principal Amount of the Old 12% Senior Secured Notes due 2015 of
Stratus Technologies, Inc.
for
New Units, Each Consisting of
$480 Principal Amount of the New 12% Senior Secured Notes due 2015 of
Stratus Technologies Bermuda Ltd. and
$520 Principal Amount of the New 12% Senior Secured Notes due 2015 of
Stratus Technologies, Inc
Pursuant to the Prospectus, dated      , 2011

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON      , 2011, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN
PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
The Exchange Agent for the Exchange offer is:
The Bank of New York Mellon Trust Company, N.A.
By mail, hand delivery or overnight courier:
The Bank of New York Mellon Trust Company, N.A.
c/o The Bank of New York Mellon Corporation
Corporate Trust Operations — Reorganization Unit
480 Washington Boulevard — 27th Floor
Jersey City, New Jersey 07310
Attn: Mr. William Buckley
By facsimile transmission
(for eligible institutions only):
Fax: 212-298-1915
Confirm by telephone:
Tel: 212-815-5788

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated      , 2011 (the “Prospectus”), of Stratus Technologies Bermuda Ltd. (the “Bermuda Issuer”) and Stratus Technologies, Inc., (the “U.S. Issuer” and, together with the Bermuda Issuer, the “Issuers”) and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuers’ offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $215,000,000 of the Issuers’ Units (the “New Units”), each consisting of $480 principal amount of registered 12% Senior Secured Notes due 2015 of the Bermuda Issuer (the “New Bermuda Notes”) and $520 principal amount of registered 12% Senior Secured Notes due 2015 of the U.S. Issuer (the “New U.S. Notes” and, collectively with the New Bermuda Notes, the “New Notes”), all of which have been registered under the Securities Act of 1933, as amended, for a like principal amount, in the aggregate, of the Issuers’ outstanding Units (the “Old Units”), each consisting of $480 principal amount of issued and outstanding 12% Senior Secured Notes due 2015 of the Bermuda Issuer (the “Old Bermuda Notes”) and $520 principal amount of issued and outstanding 12% Senior Secured Notes due 2015 of the U.S. Issuer (the “Old U.S. Notes” and, collectively with the Old Bermuda Notes, the “Old Notes”), from the registered holders thereof.
     For each Old Unit accepted for exchange, the holder of such Old Unit will receive a New Unit having a principal amount equal to that of the surrendered Old Unit. The New Notes underlying the New Units will bear interest from the most recent date to which interest has been paid; provided, however, that if such New Notes are issued pursuant to the Exchange Offer during the period between a record date and the corresponding interest payment date in respect of the Old Notes, then we will pay to the registered holders of Old Units as of such record date, on the corresponding interest payment date, interest accruing from the interest payment date immediately preceding the consummation of the Exchange Offer, and interest will subsequently accrue on such New Notes from the next succeeding interest payment date. Accordingly, except in the limited circumstances described above, the following will apply to the Exchange Offer: (i) registered holders of New Units on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid; (ii) Old Notes underlying Old Units accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer; and (iii) holders of Old Units whose Old Units are accepted for exchange will not receive any payment in respect of accrued interest on the Old Notes underlying such Old Units otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.
     This Letter of Transmittal is to be completed by a holder of Old Units either if certificates for such Old Units are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by The Bank of New York Mellon Trust Company, N.A., as Exchange Agent for the Exchange Offer (the “Exchange Agent”), at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers” and an Agent’s Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Issuers may enforce this Letter of Transmittal against such participant. Holders of Old Units whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Units into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Units according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 1.
     Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.
     List below the Old Units to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and numbers of Old Units should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD UNITS
		1	2	3
			Aggregate	Number of
	Name(s) and Address(es) of Registered Holder(s)	Certificate	Number of	Old Units
	(Please fill in, if blank)	Number(s)*	Old Unit(s)	Tendered**

Total

*	Need not be completed if Old Units are being tendered by book-entry transfer.

**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Units. See Instruction 2. Old Units tendered hereby must be in denominations of five units and integral multiples of one in excess thereof, provided that the untendered portion of an Old Unit must be in a minimum denomination of five units. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Institution

Account Number	Transaction Code Number

By crediting the Old Units to the Exchange Agent’s account at the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent’s Message in which the holder of the Old Units acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, the Letter of Transmittal, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Units all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution Which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number	Transaction Code Number

Name of Tendering Institution

☐	CHECK HERE IF TENDERED OLD UNITS ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate number of Old Units indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Units tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Old Units as are being tendered hereby.
     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Old Units (with full knowledge that the Exchange Agent also acts as agent of the Issuers), with full power of substitution, among other things, to cause the Old Units to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Units, and to acquire New Units issuable upon the exchange of such tendered Old Units, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers.
     If the undersigned is not a broker-dealer, the undersigned hereby represents (i) that any New Units acquired in exchange for Old Units tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Units, whether or not such person is the undersigned, (ii) that neither the holder of such Old Units nor such other person is engaged in, or intends to engage in, a distribution of such New Units or has any arrangement or understanding with any person to participate in the distribution of such New Units and (iii) that neither the holder of such Old Units nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), of either of the Issuers or if it is an affiliate, the holder of such Old Units or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.
     If the undersigned is a broker-dealer that will receive New Units for its own account in exchange for Old Units tendered hereby, the undersigned hereby acknowledges (i) that such Old Units were acquired by such broker-dealer as a result of market-making or other trading activities and (ii) that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of New Units; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Old Units tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under “The Exchange Offer—Withdrawal Rights.”
     Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the New Units (and, if applicable, substitute certificates representing Old Units for any Old Units not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Units, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Units (and, if applicable, substitute certificates representing Old Units for any Old Units not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Units.”
     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD UNITS” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD UNITS AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)
     To be completed ONLY if certificates for Old Units not exchanged and/or New Units are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below, or if Old Units delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.
Issue New Units and/or Old Units to:

Name(s):	(Please Type or Print)

Address:	(Please Type or Print)

(Zip Code)
(Complete Substitute Form W-9)
Credit unexchanged Old Units delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility
Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)
     To be completed ONLY if certificates for Old Units not exchanged and/or New Units are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled “Description of Old Units” on this Letter of Transmittal above.
Mail New Units and/or Old Units to:

Name(s):	(Please Type or Print)

Address:	(Please Type or Print)

(Zip Code)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD UNITS OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO 5:00 PM., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete Accompanying Substitute Form W-9)

X			, 2011

X			, 2011

	Signature(s) of Owner	Date

Area Code and Telephone Number
This Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Units hereby tendered or on the Book-Entry Transfer Facility’s security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)

(Please Type or Print)

Capacity

Address

(Including Zip Code)
SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution	(Authorized Signature)

(Title)

(Name and Firm)
Dated________________________, 2011

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF
THE EXCHANGE OFFER FOR
All of Our Old Units, Each Consisting of
$480 Principal Amount of the Old 12% Senior Secured Notes due 2015 of
Stratus Technologies Bermuda Ltd. and
$520 Principal Amount of the Old 12% Senior Secured Notes due 2015 of
Stratus Technologies, Inc.
for
New Units, Each Consisting of
$480 Principal Amount of the New 12% Senior Secured Notes due 2015 of
Stratus Technologies Bermuda Ltd. and
$520 Principal Amount of the New 12% Senior Secured Notes due 2015 of
Stratus Technologies, Inc
1.	Delivery of This Letter of Transmittal and Old Units; Guaranteed Delivery Procedures.
     This Letter of Transmittal is to be completed by holders of Old Units either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers” and an Agent’s Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Issuers may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Old Units, or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Units tendered hereby must be in minimum denominations of five and integral multiples of one in excess thereof, provided that the untendered portion of an Old Unit must be in a minimum denomination of five units.
     Holders whose certificates for Old Units are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Old Units pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) at or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Units and the amount of Old Units tendered, stating that the tender is being made thereby and guaranteeing that within three (3) New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Units, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent and (iii) the certificates for all physically tendered Old Units, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three (3) NYSE trading days after the date of execution of the Notice of Guaranteed Delivery. An “Eligible Institution” is a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.
     The method of delivery of this Letter of Transmittal, the Old Units and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Units are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date. No Letters of Transmittal or Old Units should be sent directly to the Issuers.
     See “The Exchange Offer” in the Prospectus.
2.	Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry Transfer).
     If less than all of the Old Units evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the number of Old Units to be tendered in the box above entitled “Description of Old Units—Number of Old Units Tendered” A reissued certificate representing the balance of nontendered Old Units will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Old Units delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.
3.	Signatures on This Letter of Transmittal; Unit Powers and Endorsements; Guarantee of Signatures.
     If this Letter of Transmittal is signed by the holder of the Old Units tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on the Book-Entry Transfer Facility’s security position listing as the holder of such Old Units without any change whatsoever.
     If any tendered Old Units are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.
     If any tendered Old Units are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.
     When this Letter of Transmittal is signed by the registered holder or holders of the Old Units specified herein and tendered hereby, no endorsements of certificates or written instrument or instruments of transfer or exchange are required. If, however, the Old Units are registered in the name of a person other than a signer of the Letter of Transmittal, the Old Units surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuers in their sole discretion, duly executed by the registered holder or holders with the signature thereon guaranteed by an Eligible Institution.
     If this Letter of Transmittal is signed by a person or persons other than the registered holder or holders of Old Units, such Old Units may instead be accompanied by appropriate powers of attorney, signed exactly as the name or names of the registered holder or holders appear on the Old Units.
     If this Letter of Transmittal or any Old Units or powers of attorneys are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted with the Letter of Transmittal.
     Endorsements on certificates for Old Units or signatures on powers of attorneys required by this Instruction 3 must be guaranteed by an Eligible Institution.
     Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Units are tendered: (i) by a registered holder of Old Units (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Units) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4.	Special Issuance and Delivery Instructions.
     Tendering holders of Old Units should indicate in the applicable box the name and address to which New Units issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Units not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Units by book-entry transfer may request that Old Units not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Old Units not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.
5.	Taxpayer Identification Number.
     Under federal income tax law, if a tendering holder whose Old Units are accepted for exchange is a U.S. person, the holder must provide the Exchange Agent with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, which in the case of a tendering holder who is an individual is his or her social security number. If the Exchange Agent is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, delivery to such tendering holder of New Units may be subject to backup withholding in an amount equal to 28% of all reportable payments made after the exchange. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.
     To prevent backup withholding, each tendering holder of Old Units must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the Old Units are in more than one name or are not in the name of the actual owner, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part III of the Substitute Form W-9 and write “Applied For” in lieu of its TIN. Checking this box and writing “Applied For” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. Checking this box also requires that the holder complete the Certificate of Awaiting Taxpayer Identification Number attached to the Substitute Form W-9. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, reportable payments that are received by such holder generally will be subject to backup withholding unless the holder has furnished the Exchange Agent with its TIN by the time such payment is made. However, such amounts will be refunded to such holder if a TIN is provided to the Exchange Agent within 60 days.
     Certain holders of Old Units (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. Exempt U.S. holders should indicate their status on the Substitute Form W-9 by entering their correct TIN, checking the box in Part II and signing and dating the Substitute Form W-9 in the space provided. If the tendering holder of Old Units is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Substitute Form W-9), signed under penalties of perjury, certifying such holder’s exempt status. A Form W-8BEN, Form W-8ECI or Form W-8IMY can be obtained from the Exchange Agent.
     The information requested above should be directed to the Exchange Agent at the following address:
By mail, hand delivery or overnight courier:
The Bank of New York Mellon Trust Company, N.A.
c/o The Bank of New York Mellon Corporation
Corporate Trust Operations — Reorganization Unit

480 Washington Boulevard — 27th Floor
Jersey City, New Jersey 07310
Attn: Mr. William Buckley
By facsimile transmission:
(for eligible institutions only)
Fax: 212-298-1915
Confirm by telephone:
Tel: 212-815-5788
6.	Transfer Taxes.
     Holders who tender their Old Units for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Units are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Units tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Units in connection with the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.
     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Units specified in this Letter of Transmittal.
7.	Waiver of Conditions.
     The Issuers reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Units either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Units in the Exchange Offer).
8.	No Conditional Tenders.
     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Units, by execution of this Letter of Transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Units for exchange.
     Neither of the Issuers, nor the Exchange Agent, nor any other person shall be obligated to give notice of any defect or irregularity with respect to any tender of Old Units.
9.	Mutilated, Lost, Stolen or Destroyed Old Units.
     Any holder whose Old Units have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.
10.	Withdrawal Rights.
     Tenders of Old Units may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.
     For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must: (i) specify the name of the person having tendered the Old Units to be withdrawn (the “Depositor”), (ii) identify the Old Units to be withdrawn (including the number of such Old Units) and (iii) where certificates for Old Units have been transmitted, specify the name in which such Old Units are registered, if different from that of the Depositor. If certificates for Old Units have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates the Depositor must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Depositor is an Eligible Institution. If Old Units have been tendered pursuant to the procedure for book-entry transfer set forth in the Prospectus under “The Exchange Offer—Book-

Entry Transfers,” any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Units and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers, whose determination shall be final and binding on all parties. Any Old Units so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Units will be issued with respect thereto unless the Old Units so withdrawn are validly retendered. Any Old Units that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Units tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in the Prospectus under “The Exchange Offer-Book-Entry Transfers,” such Old Units will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Units) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Units may be retendered by following the procedures described above at any time at or prior to 5:00 p.m., New York City time, on the Expiration Date.
11.	Requests for Assistance or Additional Copies.
     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent at the address and telephone number set forth above.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instruction 5)

PAYOR’S NAME: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

SUBSTITUTE

Form W-9

Department of the
Treasury, Internal
Revenue Service

Payor’s Request for
Taxpayer Identification
Number (“TIN”) and
Certification

PART I — Please provide your TIN and certify by		PART II — For Payees Exempt from
signing and dating below.		Backup Withholding
See the Guidelines below and complete
TIN:		as instructed therein.

Social Security Number or
	Employer Identification Number	Exempt [ ]

PART III — TIN applied for [ ]

CERTIFICATION — Under the penalties of perjury, I certify that:

(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3)	I am a U.S. person (including a U.S. resident alien); and

(4)	any other information provided on this form is true and correct.

Signature:	Date:

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART III OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date